UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2020

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2020, at the 2020 Annual Meeting of Stockholders (the Annual Meeting) of Exelixis, Inc. (Exelixis), Exelixis’ stockholders approved the amendment and restatement of the Exelixis, Inc. 2017 Equity Incentive Plan (as so amended and restated, the 2017 Plan). The 2017 Plan became effective immediately upon stockholder approval at the Annual Meeting.
The amendment and restatement was effected primarily: (a) to increase the share reserve under the 2017 Plan by 21,000,000 shares, subject to adjustment for certain changes in the capitalization of Exelixis; and (b) to specify that (i) the provision providing for accelerated vesting of outstanding awards in the event of certain corporate transactions involving Exelixis in which the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards will also apply to a change in control of Exelixis and (ii) for purposes of any such acceleration provided by such provision, as well as the provisions providing for accelerated vesting of outstanding awards in the event of certain change in control acquisitions involving Exelixis that are not approved by the Board of Directors of Exelixis (the Board) or the Compensation Committee of the Board, and certain involuntary terminations of service that occur within one month before, as of, or within 13 months after a change in control of Exelixis, with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance.
The terms of the 2017 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. Subject to adjustment for certain changes in the capitalization of Exelixis, the aggregate number of shares of Exelixis’ common stock that may be issued under the 2017 Plan will not exceed 45,453,064 shares (plus the Prior Plans’ Returning Shares, as such shares become available from time to time).  The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under specified Exelixis prior plans, in each case that, from and after May 24, 2017, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to Exelixis because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding appreciation awards (as defined below) granted under such prior plans, are reacquired or withheld (or not issued) by Exelixis to satisfy a tax withholding obligation in connection with a stock award.
The number of shares of Exelixis’ common stock available for issuance under the 2017 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant (an “appreciation award”) granted under the 2017 Plan, and (ii) 1.5 shares for each share of common stock issued pursuant to a full value award (i.e., any stock award that is not an appreciation award) granted under the 2017 Plan.
A more complete summary of the terms of the 2017 Plan is set forth in Exelixis’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2020 (the Proxy Statement). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, which is filed as Appendix A to the Proxy Statement.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Exelixis held the Annual Meeting on May 20, 2020 via live webcast. At the Annual Meeting, the Exelixis stockholders were asked to vote upon:

1.
The election of each of eleven directors to hold office until the next annual meeting of stockholders in 2021. The nominees for election to these positions were Charles Cohen, Ph.D., Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D., Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George Poste, DVM, Ph.D., FRS, Julie Anne Smith, Lance Willsey, M.D. and Jack L. Wyszomierksi;

2.
The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending January 1, 2021;

3.	The approval of the 2017 Plan to, among other things, increase the number of shares authorized for issuance by 21,000,000 shares; and

4.	The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement.
The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Charles Cohen, Ph.D., Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D., Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George Poste, DVM, Ph.D., FRS, Julie Anne Smith, Lance Willsey, M.D. and Jack L. Wyszomierksi as directors of Exelixis until the next annual meeting of stockholders in 2021, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Charles Cohen, Ph.D.	200,935,765	15,986,323	515,466	42,605,432
Carl B. Feldbaum, Esq.	210,012,568	6,792,156	632,830	42,605,432
Maria C. Freire, Ph.D.	214,133,234	2,764,274	540,046	42,605,432
Alan M. Garber, M.D., Ph.D.	195,430,158	21,446,555	560,841	42,605,432
Vincent T. Marchesi, M.D., Ph.D.	201,278,034	15,602,949	556,571	42,605,432
Michael M. Morrissey, Ph.D.	214,582,844	2,397,409	457,301	42,605,432
Stelios Papadopoulos, Ph.D.	195,744,824	19,338,654	2,354,076	42,605,432
George Poste, DVM, Ph.D., FRS	212,327,201	4,508,786	601,567	42,605,432
Julie Anne Smith	215,757,078	1,050,705	629,771	42,605,432
Lance Willsey, M.D.	201,321,357	15,569,811	546,386	42,605,432
Jack L. Wyszomierksi	208,099,076	8,569,066	769,412	42,605,432

2.	The ratification of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending January 1, 2021, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
256,694,941	2,680,278	667,767	0

3.	The approval of the 2017 Plan to, among other things, increase the number of shares authorized for issuance by 21,000,000 shares, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
200,703,043	15,336,567	1,397,944	42,605,432

4.	The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
211,852,587	4,786,316	798,651	42,605,432

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 22, 2020	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel